UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________________________________

FORM 8-K
______________________________________________________________________________________________________

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
January 22, 2026
Date of Report (Date of earliest event reported)
______________________________________________________________________________________________________

FIRST INDUSTRIAL REALTY TRUST, INC.
FIRST INDUSTRIAL, L.P.
(Exact name of registrant as specified in its charter)
 _____________________________________________________________________________________________________

First Industrial Realty Trust, Inc.	Maryland	1-13102	36-3935116
First Industrial, L.P.	Delaware	333-21873	36-3924586
	(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One North Wacker Drive, Suite 4200
Chicago, Illinois 60606
(Address of principal executive offices, zip code)

(312) 344-4300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01: Entry into Material Definitive Agreements.
Second Amended and Restated Unsecured Term Loan Agreement
On January 22, 2026, First Industrial Realty Trust, Inc. (the “Company”) and First Industrial, L.P. (the “Operating Partnership”) amended and restated in its entirety their Amended and Restated Unsecured Term Loan Agreement, dated as of April 18, 2022, by entering into that certain Second Amended and Restated Unsecured Term Loan Agreement, among the Operating Partnership, as borrower, the Company, as guarantor, Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, and the lenders thereunder (as amended and restated, the “Amended and Restated Wells Fargo Term Loan Agreement”).
The Amended and Restated Wells Fargo Term Loan Agreement, among other things, (i) continues to provide for a $425.0 million unsecured term loan and allows the Operating Partnership to request incremental term loans in an aggregate incremental amount up to $150.0 million, subject to the willingness of existing or new lenders to fund such increase and other customary conditions, (ii) extends the maturity date of the term loan facility from October 18, 2027 to January 22, 2030 with the option to extend the maturity date once by an additional one year exercisable at the Operating Partnership’s election, subject to the satisfaction of certain conditions (including, for each extension, payment of an extension fee equal to 0.125% of the principal amount outstanding at such time), and (iii) gives the Operating Partnership the ability to incorporate a sustainability metric adjustment to the interest rate applicable to borrowings under the Amended and Restated Wells Fargo Term Loan Agreement, subject to certain conditions, within one year of the closing date, which period may be extended by an additional six months. The Operating Partnership intends to use the proceeds of the Amended and Restated Wells Fargo Term Loan Agreement to refinance the existing term loan facility.
Borrowings under the Amended and Restated Wells Fargo Term Loan Agreement are payable interest-only during the term, with the principal amount due in full on the maturity date. The rate of interest payable under the Amended and Restated Wells Fargo Term Loan Agreement is equal to, at the option of the Operating Partnership, a rate per annum of (i) the base rate plus a margin of 0.00% to 0.60%, (ii) the daily secured overnight financing rate plus a margin of 0.75% to 1.60% or (iii) the term secured overnight financing rate for a period of one, three or six months, plus, in each case, a margin of 0.75% to 1.60%. The margin applicable to borrowings under the Amended and Restated Wells Fargo Term Loan Agreement is based on the Operating Partnership’s credit ratings and consolidated leverage ratio. Based on the Operating Partnership’s investment grade credit ratings of BBB/Baa2/BBB+, the applicable margin applied to interest rates based on the secured overnight financing rate (those described under clauses (ii) and (iii) above) equals 0.85% and the applicable margin applied to an interest rate based on the base rate (described under clause (i) above) equals 0.00%.
The Company has fully and unconditionally guaranteed payment of borrowings under the Amended and Restated Wells Fargo Term Loan Agreement. The Amended and Restated Wells Fargo Term Loan Agreement contains certain covenants customary for an agreement of its type, including (i) restrictive covenants, including restrictions on the incurrence of additional indebtedness and liens, the ability to make certain payments and investments, and the ability to enter into certain merger, consolidation, asset sale, and affiliate transactions, and (ii) financial maintenance covenants, including a minimum fixed charge coverage ratio, a maximum consolidated leverage ratio, a maximum unsecured debt to unencumbered assets ratio, a maximum secured debt to implied capitalization ratio and a minimum interest expense coverage ratio. The Amended and Restated Wells Fargo Term Loan Agreement also contains representations and warranties, affirmative covenants, including financial reporting requirements, negative covenants, and events of default, including certain cross defaults with the Operating Partnership’s other indebtedness, customary for an agreement of its type. As set forth in the Amended and Restated Wells Fargo Term Loan Agreement, certain events of default could result in an acceleration of the Operating Partnership’s obligations under the Amended and Restated Wells Fargo Term Loan Agreement.
Each of the Company and the Operating Partnership has had or may have with one or more of the lenders party to the Amended and Restated Wells Fargo Term Loan Agreement customary banking relationships through which a variety of financial services are, were or will be provided, including investment banking, underwriting, lending, commercial banking, treasury management, trustee and other advisory services, and for which such lenders will receive or have received customary fees and expenses.
The description herein of the Amended and Restated Wells Fargo Term Loan Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Amended and Restated Wells Fargo Term Loan Agreement filed as Exhibit 10.1 hereto.

Amended and Restated Unsecured Term Loan Agreement
On January 22, 2026, the Company and the Operating Partnership amended and restated in its entirety their Unsecured Term Loan Agreement, dated as of August 12, 2022, by entering into that certain Amended and Restated Unsecured Term Loan Agreement, among the Operating Partnership, as borrower, the Company, as guarantor, U.S. Bank, National Association, as administrative agent, and the lenders thereunder (as amended and restated, the “Amended and Restated US Bank Term Loan Agreement”).
The Amended and Restated US Bank Term Loan Agreement, among other things, (i) provides for a $375.0 million unsecured term loan and allows the Operating Partnership to request incremental term loans in an aggregate incremental amount up to $100.0 million, subject to the willingness of existing or new lenders to fund such increase and other customary conditions, (ii) extends the maturity date of the term loan facility from August 12, 2026 to January 22, 2029 with the option to extend the maturity date twice by an additional one year per extension exercisable at the Operating Partnership’s election, subject to the satisfaction of certain conditions (including, for each extension, payment of an extension fee equal to 0.125% of the principal amount outstanding at such time), and (iii) gives the Operating Partnership the ability to incorporate a sustainability metric adjustment to the interest rate applicable to borrowings under the Amended and Restated US Bank Term Loan Agreement, subject to certain conditions, within one year of the closing date, which period may be extended by an additional six months. The Operating Partnership intends to use the proceeds of the Amended and Restated US Bank Term Loan Agreement to refinance the existing term loan facility and for general business purposes.
Borrowings under the Amended and Restated US Bank Term Loan Agreement are payable interest-only during the term, with the principal amount due in full on the maturity date. The rate of interest payable under the Amended and Restated US Bank Term Loan Agreement is equal to, at the option of the Operating Partnership, a rate per annum of (i) the base rate plus a margin of 0.00% to 0.60%, (ii) the daily secured overnight financing rate plus a margin of 0.75% to 1.60% or (iii) the term secured overnight financing rate for a period of one, three or six months, plus, in each case, a margin of 0.75% to 1.60%. The margin applicable to borrowings under the Amended and Restated US Bank Term Loan Agreement is based on the Operating Partnership’s credit ratings and consolidated leverage ratio. Based on the Operating Partnership’s investment grade credit ratings of BBB/Baa2/BBB+, the applicable margin applied to interest rates based on the secured overnight financing rate (those described under clauses (ii) and (iii) above) equals 0.85% and the applicable margin applied to an interest rate based on the base rate (described under clause (i) above) equals 0.00%.
The Company has fully and unconditionally guaranteed payment of borrowings under the Amended and Restated US Bank Term Loan Agreement. The Amended and Restated US Bank Term Loan Agreement contains certain covenants customary for an agreement of its type, including (i) restrictive covenants, including restrictions on the incurrence of additional indebtedness and liens, the ability to make certain payments and investments, and the ability to enter into certain merger, consolidation, asset sale, and affiliate transactions, and (ii) financial maintenance covenants, including a minimum fixed charge coverage ratio, a maximum consolidated leverage ratio, a maximum unsecured debt to unencumbered assets ratio, a maximum secured debt to implied capitalization ratio and a minimum interest expense coverage ratio. The Amended and Restated US Bank Term Loan Agreement also contains representations and warranties, affirmative covenants, including financial reporting requirements, negative covenants, and events of default, including certain cross defaults with the Operating Partnership’s other indebtedness, customary for an agreement of its type. As set forth in the Amended and Restated US Bank Term Loan Agreement, certain events of default could result in an acceleration of the Operating Partnership’s obligations under the Amended and Restated US Bank Term Loan Agreement.
Each of the Company and the Operating Partnership has had or may have with one or more of the lenders party to the Amended and Restated US Bank Term Loan Agreement customary banking relationships through which a variety of financial services are, were or will be provided, including investment banking, underwriting, lending, commercial banking, treasury management, trustee and other advisory services, and for which such lenders will receive or have received customary fees and expenses.
The description herein of the Amended and Restated US Bank Term Loan Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Amended and Restated US Bank Term Loan Agreement filed as Exhibit 10.2 hereto.

First Amendment to March 2025 Amended and Restated Unsecured Term Loan Agreement
On January 22, 2026, the Company and the Operating Partnership entered into the First Amendment (the “Amendment”) to the Second Amended and Restated Unsecured Term Loan Agreement, dated as of March 18, 2025, among First Industrial, L.P., as borrower, First Industrial Realty Trust, Inc., as guarantor, and Wells Fargo, as administrative agent, and the other parties thereto (the “March 2025 Term Loan Agreement”) to, among other things, remove a 0.10% per annum addition to the rate of interest payable under the March 2025 Term Loan Agreement with respect to interest rates based on (a) the daily secured overnight financing rate and (b) the term secured overnight financing rate.
The description herein of the Amendment and the March 2025 Term Loan Agreement is qualified in its entirety, and the terms therein are incorporated herein, by reference to the Amendment filed as Exhibit 10.3 hereto.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On January 22, 2026, the Company issued a press release with respect to the Amended and Restated Wells Fargo Term Loan Agreement, the Amended and Restated US Bank Term Loan Agreement and the First Amendment to the Second Amended and Restated Unsecured Term Loan Agreement. A copy of the press release is attached and incorporated by reference as Exhibit 99.1.
The information furnished in this report under this Item 7.01, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1*
Second Amended and Restated Unsecured Term Loan Agreement, dated as of January 22, 2026, among First Industrial, L.P., as borrower, First Industrial Realty Trust, Inc., as guarantor, Wells Fargo Bank, National Association, as administrative agent, and the other parties thereto.

10.2*
Amended and Restated Unsecured Term Loan Agreement, dated as of January 22, 2026, among First Industrial, L.P., as borrower, First Industrial Realty Trust, Inc., as guarantor, U.S. Bank National Association, as administrative agent, and the other parties thereto.

10.3*
First Amendment, dated January 22, 2026, to Second Amended and Restated Unsecured Term Loan Agreement, dated as of March 18, 2025, among First Industrial, L.P., as borrower, First Industrial Realty Trust, Inc., as guarantor, and Wells Fargo Bank, National Association, as administrative agent, and the other parties thereto.

99.1*	First Industrial Realty Trust, Inc. Press Release dated January 22, 2026 (furnished pursuant to Item 7.01).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: January 23, 2026

FIRST INDUSTRIAL, L.P.

By:	FIRST INDUSTRIAL REALTY TRUST, INC.
as general partner

By:	/s/ JENNIFER MATTHEWS RICE
Jennifer Matthews Rice General Counsel

Date: January 23, 2026